Financial instruments	12 Months Ended
Jun. 30, 2025
Notes and other explanatory information [abstract]
Financial instruments

20. Financial instruments:

The Company as part of its operations carries financial instruments consisting of cash, trade and other receivables, unbilled revenue, derivative assets, investment, trade and other payables, short-term loans, long-term debt, lease labilities, and other long-term liabilities.

(a)	Fair value:

The Company’s financial assets and liabilities carried at fair value are measured and recognized according to a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets and liabilities and the lowest priority to unobservable inputs. The three levels of fair value hierarchy are as follows:

●	Level 1: Quoted prices in active markets for identical assets or liabilities.

●	Level 2: Inputs other than quoted prices that are observable for the asset or liability.

●	Level 3: Inputs for the asset or liability that are not based on observable market data.

The Company has variable interest rate loans with interest rate swap to effectively hedge the floating rate term loans into fixed rate arrangements by receiving floating rate and paying fixed rate payments (note 16). The fair value of the interest rate swap is based on discounting estimate of future floating rate and fixed rate cash flows for the remaining term of the interest rate swap. The fair value estimate is subject to a credit risk adjustment that reflects the credit risk of the Company and of the counterparty. The fair value of the interest rate swap is determined using Level 2 inputs.

The carrying amounts of cash, restricted cash, short-term investments, trade and other receivables, unbilled revenue, and trade and other payables approximate their fair values due to the short-term maturities of these items.

The carrying amounts of short-term loans, long-term debt, and lease liabilities approximate their fair value as management believes the applicable interest rates approximate current market rates for debt with similar terms and security.

The warrants grant holders the right to acquire common shares of the Company. As the warrants are exercisable at a price denominated in U.S. dollars, the exercise price is not a fixed amount of cash in the Company’s functional currency. Consequently, the warrants do not meet the ‘fixed-for-fixed’ criterion under IAS 32 and are classified as derivative financial liabilities. They are measured at fair value at each reporting date, with changes in fair value recognized in profit or loss. Fair value is determined based on the market value of the underlying common shares at the reporting date.

The fair value of the Company’s embedded derivative instruments related to the contingent value right (“CVR”) liability was determined using the income approach, which included certain assumptions about the operating, investing, and financing inputs. In estimating the fair value of the financial liability, the Company uses market-observable data to the extent it is available. As CVR does not have Level 1 inputs, management applies Level 2 or Level 3 inputs, including internally developed models, unobservable assumptions, and other inputs not derived from active market data, to determine the appropriate fair value at the reporting date.

POWERBANK CORPORATION

(FORMERLY SOLARBANK CORPORATION)

Notes to Consolidated Financial Statements

(Expressed in thousands of Canadian dollars, except per share amounts and as otherwise indicated)

For the years ended June 30, 2025 and 2024

20. Financial instruments (continued):

Financial risk management:

(i)	Credit risk and economic dependence:

Credit risk is the risk of financial loss associated with the counterparty’s inability to fulfill its payment obligations. The Company has no significant credit risk with its counterparties. The carrying amount of financial assets net of impairment, if any, represents the Company’s maximum exposure to credit risk.

The Company has assessed the creditworthiness of its trade and other receivables and amount determined the credit risk to be low. Receivables from projects are from reputable customers with past working relations with the Company. IPP revenues are due from local government utility with high creditworthiness. Cash and short-term investment have low credit risk as it is held by internationally recognized financial institutions.

(ii)	Currency risk:

The Company conducts business in Canada and United States and has subsidiaries operating in the same countries. The Company, and its subsidiaries, do not hold significant asset and liabilities denominated in foreign currencies. As a result, the Company has low currency risk.

(iii)	Concentration risk and economic dependence:

The accounts receivable balance is relatively concentrated with a few large customers representing majority of the value. See table below showing a few customers who account for over 10% of revenue as well as customers who account for over 10% of accounts receivable.

June 30, 2025	Revenue	% of revenue
Customer A	$5,363	13%
Customer C	$13,950	34%
Customer D	$8,982	22%

June 30, 2024	Revenue	% of revenue
Customer A	$6,551	11%
Customer C	$41,800	72%

June 30, 2025	Accounts receivable	% of accounts receivable
Customer B	$1,317	15%
Customer C	$1,262	15%
Customer D	$3,156	37%

June 30, 2024	Accounts receivable	% of accounts receivable
Customer E	$531	48%

POWERBANK CORPORATION

(FORMERLY SOLARBANK CORPORATION)

Notes to Consolidated Financial Statements

(Expressed in thousands of Canadian dollars, except per share amounts and as otherwise indicated)

For the years ended June 30, 2025 and 2024

20. Financial instruments (continued):

(iv)	Liquidity risk:

Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they become due. The Company’s approach to managing liquidity risk is to ensure that it will have sufficient liquidity to meet liabilities when due by maintaining adequate reserves, banking facilities, and borrowing facilities. All of the Company’s financial liabilities are subject to normal trade terms.

The following are the remaining contractual obligations as at June 30, 2025:

	Total	Less than one year	1 to 2 years	3 to 5 years	More than 5 years
Short-term loans	$4,734	$4,734	$-	$-	$-
Long-term debt	62,960	6,453	9,492	18,670	28,345
Lease liabilities	10,540	1,098	910	1,757	6,775
Trade and other payable	21,786	21,786	-	-	-
Total	$100,020	$34,071	$10,402	$20,427	$35,120

(v)	Interest rate risk:

Interest rate risk is the risk that the fair value of future cash flows of a financial instrument will fluctuate because of changes in market interest rates. The Company’s long-term debt, obtained from the acquisition of OFIT GM, OFIT RT and SFF, have a fixed rate which is achieved by entering into interest rate swap agreements.

The Company held the Geddes Construction Loan which is subject to interest rate risk due to variable rate charged (note 15). A change of 100 basis points in interest rates would have increased or decreased the interest amount (added to the loan principal balance) by $14 (June 30, 2024 - $13).